                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement          [_] CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(e)(2))
[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              MIP PROPERTIES, INC.
                (Name of Registrant as Specified in Its Charter)

                              MIP PROPERTIES, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies: Common
      Stock

  (2) Aggregate number of securities to which transaction applies: 9,223,105 shares of common stock outstanding, 5,000 shares of common stock subject to a stock option and 110,492 shares of common stock subject to deferred compensation arrangements

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $2.475 per share of common stock outstanding, plus the number of shares of common stock subject to a stock option or subject to deferred compensation arrangements

  (4) Proposed maximum aggregate value of transaction: $23,113,027.58

  (5) Total fee paid: $4,622.61

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                             MIP PROPERTIES, INC.
                       2020 SANTA MONICA BLVD. SUITE 480
                        SANTA MONICA, CALIFORNIA 90404
                      (310) 449-4444   Fax (310) 449-4456

                                                              September 22, 1995

Dear Stockholder:

    As you may already know from the press release issued by MIP Properties, Inc. (the "Company") on September 14, 1995 (the "Press Release"), the Company has been served with a purported class action complaint naming it as a defendant in a proceeding instituted in the United States District Court, Central District of California, entitled John A. Hinson, On Behalf of Himself and All Others
                        ---------------------------------------------------
Similarly Situated v. MIP Properties, Inc. et al. (Case No. CV-95-6006 IH).
-------------------------------------------------
The suit alleges, among other things, that the merger proposal constitutes a tender offer in violation of certain Securities and Exchange Commission rules, that the consideration proposed to be paid in the merger does not fully value the assets of the Company and the Company's Proxy Statement in connection with the proposed merger is misleading with respect to these matters. The Company and JER Partners, LLC disagree with the substance of each of these allegations and believe that the lawsuit is without merit.

     Following the issuance of the Press Release, on September 15, 1995, the Company filed a Current Report on Form 8-K (the "Form 8-K") with the Securities and Exchange Commission which disclosed the text of the Press Release. In order to ensure that each stockholder has access to the text of the Press Release, I have enclosed with this letter a copy of the Form 8-K which contains the text of the Press Release.

     Although the Company believes that the purported class action lawsuit is without merit, in order to give all the stockholders an opportunity to analyze this recent development in connection with their consideration of the approval of the proposed merger of the Company as described in the Proxy Statement, the Company intends to postpone the holding of the Special Meeting of Stockholders previously scheduled to be held on Wednesday, September 27, 1995, to Thursday, October 5, 1995. Consequently, at the Special Meeting on September 27, 1995, the Company intends to adjourn the Special Meeting until Thursday, October 5, 1995 at 8:00 a.m., local time, at the Los Angeles Airport Marriott Hotel, 5855 West Century Boulevard, Los Angeles, California 90045.

     FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER. REGARDLESS OF THE NUMBER OF SHARES YOU OWN, IT IS IMPORTANT THAT EACH STOCKHOLDER WHO IS ENTITLED TO VOTE BE REPRESENTED AT THE SPECIAL MEETING BECAUSE A VOTE TO ABSTAIN OR A NON-VOTE HAS THE SAME EFFECT AS A VOTE AGAINST THE PROPOSED MERGER. THEREFORE,

EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD WHICH WAS PREVIOUSLY DELIVERED TO YOU WITH THE PROXY STATEMENT. STOCKHOLDERS MAY REVOKE THEIR PROXIES AT ANY TIME BEFORE THEY ARE VOTED AT THE SPECIAL MEETING BY DELIVERING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY, BY SUBMITTING TO THE SECRETARY OF THE COMPANY A LATER DATED PROXY, OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

     In the event that you have any questions with respect to the enclosed materials, please call me at (310) 449-4444 or 1-800-MIP-4481 (1-800-647-4481)
or our proxy solicitor, D.F. King & Co., Inc., at 1-800-488-8035.

     The other Directors and I look forward to greeting all of the stockholders who attend the Special Meeting on Thursday, October 5, 1995.


                                              Very truly yours,



                                              /s/ CARL C. GREGORY, III

                                              Carl C. Gregory, III
                                              Chairman of the Board
                                              Chief Executive Officer

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                              September 14, 1995
                              ------------------
               Date of Report (Date of earliest event reported)

                             MIP PROPERTIES, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Maryland                    1-8898                   52-1394207
(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)           File Number)           Identification No.)

                    2020 Santa Monica Boulevard, Suite #480
                        Santa Monica, California 90404
                        ------------------------------
              (Address of principal executive offices) (zip code)

      Registrant's telephone number, including area code: (310) 449-4444

                                      N/A
                                      ---
        (Former name or former address, if changed since last report.)

                             MIP PROPERTIES, INC.
                                   FORM 8-K
                              September 14, 1995

Item 5. Other Events
--------------------

The Company announced on September 14, 1995 that it had been served with a purported class action complaint naming it as a defendant, the text of the press release is as follows:

     "Santa Monica, California, September 14, 1995 -- MIP Properties, Inc. (ASE/MIP) announced today that on September 13, 1995, it was served with a purported class action complaint naming it as a defendant in a proceeding instituted in the United States District Court, Central District of California entitled John A. Hinson, On Behalf of Himself and All Others
                         ---------------------------------------------------
     Similarly Situated v. MIP Properties, Inc. et al. (Case No. CV-95-6006 IH).
     -------------------------------------------------
     The complaint also names JER Partners, LLC, MIP Acquisition Corporation and each individual member of the Board of Directors of MIP as defendants. The purported class action complaint alleges violations of the Securities Exchange Act of 1934, as amended, breaches of fiduciary duties and other causes of action arising out of the proposed merger of MIP with and into MIP Acquisition Corporation, a wholly-owned subsidiary of JER Partners, LLC, and certain of the other transactions related to the proposed merger. The plaintiffs seek to recover unspecified damages, costs and attorneys fees and have requested unspecified extraordinary equitable and/or injunctive relief. Based on a preliminary review of the complaint, the Company believes that the lawsuit is without merit and the Company intends to proceed with the scheduled Special Meeting of the Stockholders for the purpose of voting on the proposed merger."


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MIP PROPERTIES, INC.

Dated:  September 15, 1995           By:  /s/ MARSHA Z. DAY
                                          ---------------------------
                                          Marsha Z. Day
                                          Duly Authorized Officer and
                                          Chief Financial Officer